March 19, 1999



Dear Shareholders:

      You are cordially invited to attend our annual meeting of the shareholders of Highlands Bankshares, Inc. on Tuesday, April 13, 1999, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia.

      Enclosed in this mailing you will find formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 1998 is also enclosed.

      We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting. You may revoke your proxy at any time prior to its exercise.

                                   Sincerely,



                                    John G. VanMeter
                                    Chairman of the Board

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               To the Shareholders of Highlands Bankshares, Inc.


      The annual meeting of shareholders of Highlands Bankshares, Inc. will be held on Tuesday, April 13, 1999, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, for the following purposes:

      1. Election of two directors to serve until the annual meeting of shareholders in 2002.

      2. Ratification of the appointment of S. B. Hoover and Company, L.L.P. as independent public accountants for 1999.

      3. Transaction of other business as may properly come before the meeting.

      Only shareholders of record at the close of business on March 1, 1999 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

      To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                    By Order of the Board of Directors



                                    Clarence E. Porter
                                    Corporate Secretary

March 19, 1999


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                            HIGHLANDS BANKSHARES INC.
                                  P.O. Box 929
                         Petersburg, West Virginia 26847
                                (304) 257-4111

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of Highlands Bankshares, Inc. (Highlands or the Company) to be held Tuesday, April 13, 1999, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, and at any adjournments thereof (Annual Meeting). The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The principal executive offices of the Company are located at 3 North Main Street, Petersburg, West Virginia 26847. The approximate mailing date of the Proxy Statement and the accompanying proxy is March 19, 1999.

      The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

      All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof.

      The 1998 Annual Report to shareholders, including current financial statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement but should not be considered proxy solicitation material.

      Interested shareholders may obtain without charge a copy of the Company's Form 10-KSB, as filed with the Securities and Exchange Commission, upon written request to Clarence E. Porter, Corporate Secretary, Highlands Bankshares, Inc., P.O. Box 929, Petersburg, West Virginia 26847.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      Only shareholders of record at the close of business on March 1, 1999, will be entitled to vote at the Annual Meeting. As of such date, the Company had outstanding 501,898 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. Cumulative voting rights are available for the election of directors, as further described in this Proxy Statement.

      Any number of shareholders holding together a majority of the stock outstanding, who are either present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee (Broker Shares) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

      If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders in person or by proxy at the Annual Meeting, and the appointment of the independent public accountants will be approved if the votes cast in favor exceed the votes cast opposing. Votes that are withheld and Broker Shares that are not voted will not be included in determining the number of votes cast.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth the name and address of, and number and percentage of shares of Common Stock held as of March 1, 1999 by, each of the Company's directors and executive officers and all of the Company's directors and executive officers as a group. To the best of the Company's knowledge, no person is the beneficial owner of more than 5% of the Company's common stock.

                                          Amount Beneficially     Percent of
Name of Owner                                   Owned               Class

Leslie A. Barr, Director and President         1,838 1                 *
Thomas B. McNeil, Sr., Director                5,341 2               1.1%
George B. Moomau, Director                     7,740 3               1.5%
Clarence E. Porter, Director and
   Secretary/Treasurer                           112 4                 *
Courtney R. Tusing, Director                     816 5                 *
John G. VanMeter, Director                    21,100 6               4.2%
Jack H. Walters, Director                      3,608 7                 *
L. Keith Wolfe, Director                       2,860 8                 *

All of the eight directors and each of
   the two executive officers of the
   Company, as a group                        43,415                 8.7%


*  Denotes less than 1% of class

      1 Includes 940 shares owned directly and 898 shares owned jointly with his wife.

      2 Includes 3,072 shares owned directly, and 2,269 shares held by his wife over which he holds no voting or dispositive powers.

      3 Includes 100 shares owned directly and 7,640 shares held by his wife over which he holds no voting or dispositive powers.

      4 Includes 100 shares owned directly and 12 shares held by his wife over which he holds no voting or dispositive powers.

      5 Includes 816 shares owned directly.

      6 Includes 11,100 shares owned directly and 10,000 shares owned by his wife over which he holds no voting or dispositive powers.

      7 Includes 3,508 shares owned directly and 50 shares held as co-guardian for each of his two minor children.

      8 Includes 2,610 shares owned directly, 100 shares held jointly with each of his two minor children, and 50 shares held by his wife over which he holds no voting or dispositive powers.

PROPOSAL ONE                 ELECTION OF DIRECTORS

      The term of office for the current Class A directors expires at the Annual Meeting. The Board of Directors has nominated such directors, namely, John G. VanMeter and Courtney R. Tusing for election, for a three year term, by the shareholders at the Annual Meeting.

      In the election of directors, the Company's shareholders shall have as many votes as the number of shares they own, multiplied by the number of directors to be elected. When voting by proxy or in person at the Annual Meeting, shareholders may do one of the following:

      1. A shareholder may vote FOR all of the director nominees. If the shareholder wishes to withhold authority as to certain nominees, however, he may do so by writing the name of the person or persons for whom he does not want to vote in a space provided on the proxy.

      2. A shareholder may WITHHOLD AUTHORITY to vote for all of the director nominees, in which case none of the nominees receives any of the shareholder's vote.

      3. A shareholder may CUMULATE all of his votes for one director nominee or distribute them among as many nominees as he chooses. For example, the election of two directors entitles a shareholder who owns 100 shares of stock to 200 votes. The shareholder may vote all 200 votes for one director nominee, or may allocate his votes among two or more of the nominees. Shareholders wishing to cumulate their vote on the enclosed proxy should direct that their votes be cumulated on behalf of the directors for whom they vote by writing the name of the director or directors in the space provided on the proxy and indicating the number of votes to be cast for each such director.

      It is the intention of the persons named as proxies in the accompanying form of proxy, unless instructed otherwise, to vote for the election of all of the nominees for directors set forth below. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe any of the nominees will be unable to serve if elected.

    The Board recommends election of each of the nominees set forth below.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

      The following information, including the principal occupation during the past five years, is given with respect to the two director nominees and the six directors continuing in office.

Name and Position              Director  Principal Occupation
 with the Company       Age      Since   During the Last Five Years


                                DIRECTOR NOMINEES
                                Class A Directors
            (to serve until the 2002 annual meeting of shareholders)

John G. VanMeter        61        5/85  Attorney at Law; Partner, VanMeter &
Chairman of the Board                   VanMeter

Courtney R. Tusing      73        8/95  Retired;  President  and  Chairman  of
                                        the Board of First United National Bank
                                        & Trust and First United Corp.

Name and Position               Director  Principal Occupation
 with the Company       Age      Since    During the Last Five Years


                         DIRECTORS CONTINUING IN OFFICE
                                Class B Directors
            (to serve until the 2000 annual meeting of shareholders)

Thomas B. McNeil, Sr.   72        4/97  Chairman of the Board of Capon  Valley
                                        Bank since  July  1995;  Retired
                                        Insurance Agent

L. Keith Wolfe          72        5/85  Owner of Petersburg Motor Company

Clarence E. Porter      50        4/92  President and Chief Executive  Officer
Secretary/Treasurer                     of The Grant  County Bank since  August
                                        1991; Vice  President  of The  Grant
                                        County Bank from  August  1988  until
                                        August 1991

                                Class C Directors
            (to serve until the 2001 annual meeting of shareholders)

Jack H. Walters         51        7/87  Attorney  at Law;  Partner,  Walters &
                                        Krauskopf

Leslie A. Barr          61        7/87  President and Chief Executive  Officer
President                               of Capon Valley Bank since August 1985

George B. Moomau        78        5/85  Chairman  of the  Board  of The  Grant
                                        County Bank since October 1988;  prior
                                        thereto,   President   of  The   Grant
                                        County Bank

Board Meetings and Compensation

      The Board met 12 times during 1998. Each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by the committee on which the director served. Directors received $250.00 for attending Board meetings, and $100.00 for attending committee meetings not held in conjunction with Board meetings. For 1998, the Company had a Compensation Committee which consisted of John G. VanMeter, L. Keith Wolfe and Courtney R. Tusing, and which met one time during 1998. The Compensation Committee reviews and recommends to the Board salaries for the executive officers of the subsidiary banks for the upcoming year. The Company did not have a standing audit or nominating committee.

Compliance with Section 16(a) of the Securities Exchange Act

      To the Company's knowledge, all statements of beneficial ownership required to be filed during 1998 were timely filed.

Certain Related Transactions

      Loans made by the Grant County Bank and Capon Valley Bank to directors, director nominees and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION

      The Summary Compensation Table below sets forth the compensation of the Chief Executive Officer of The Grant County Bank and Capon Valley Bank, the Company's two wholly-owned bank subsidiaries, for the last three years. No other executive officers received cash compensation in excess of $100,000 in 1998.

                           Summary Compensation Table

                                                                      Other
Name and                                Annual Compensation      Compensation 2
Principal Position                  Year  Salary ($)1  Bonus ($)        ($)

Clarence E. Porter                  1998  $98,800      $     0       $ 3,757
  Secretary/Treasurer of Company;   1997   93,425            0             0
  President and Chief Executive     1996   88,833            0         5,328
  Officer of The Grant County Bank

Leslie A. Barr                      1998  $96,550      $     0       $14,967
  President of Company;             1997   92,025            0        12,655
  President and Chief Executive     1996   79,706        6,467        12,040
  Officer of Capon Valley Bank


      1 Includes base salary and director fees. For the last fiscal year, Mr.
        Porter received a base salary of $87,150 from Grant County Bank, and Mr. Barr received $87,150 from Capon Valley Bank. Mr. Porter earned director fees of $2,950 from the Company and $8,700 from Grant County Bank; Mr. Barr earned director fees of $2,950 from the Company and $6,450 from Capon Valley Bank.

      2 Includes contributions by Grant County Bank and Capon Valley Bank to their Profit Sharing 401(k) Plans on behalf of Messrs. Porter and Barr, respectively.

PROPOSAL TWO              APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

      S. B. Hoover and Company, L.L.P. of Harrisonburg, Virginia, were auditors for 1998 and are being recommended to the Company's shareholders for appointment as auditors for 1999. A representative of S. B. Hoover and Company is expected to attend the Annual Meeting with the opportunity to make a statement or to respond to appropriate questions from shareholders.

       The Board recommends that shareholders vote "FOR" Proposal Two.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the Company's 2000 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, 3 North Main Street, Petersburg, West Virginia 26847, for inclusion in its Proxy Statement relating to the meeting, by November 19, 1999.

                                    By Order of the Board of Directors

                                    Clarence E. Porter
                                    Corporate Secretary
March 19, 1999